Prospectus supplement dated September 17, 2019
to the following prospectus(es):
BOA CVUL Future and BAE Future Corporate FPVUL prospectus dated May 1, 2019
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
•	At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust") held on September 11, 2019, the Board approved the termination of Epoch Investment Partners, Inc. and J.P. Morgan Investment Management Inc. as the subadvisers to the NVI Multi-Manager Small Cap Value Fund (the "Fund"), and the appointment of Jacobs Levy Equity Management, Inc. and WCM Investment Management, LLC as the Fund’s new subadvisers. This change is anticipated to take effect on or before November 1, 2019 (the "Effective Date").
•	Effective immediately, the Percent of Premium Charge section in the Standard Policy Charges provision is hereby deleted in its entirety and replaced with the following:
Premium Load
Nationwide deducts a Premium Load from each payment to partially reimburse it for sales expenses and Premium taxes, and certain actual expenses, including expenses related to the sale of the policy. The Variable Account Asset Charge is also designed to partially reimburse us for these expenses. The Premium Load also provides revenue to compensate Nationwide for assuming risks associated with the policy, and revenue that may be a profit. The Premium Load depends on the number of years since the Policy Date, the amount of annual Premium, and the amount of term insurance coverage purchased via the Supplemental Insurance Rider. Each increase in the Base Policy Specified Amount is treated as new coverage, with the Premium Load attributable to the increase determined as if it is part of a newly issued policy. In the policy, the Premium Load Charge is referred to as the "Percent of Premium Charge".
Each premium payment is divided into contributions towards Target Premium and Excess Premium. Target Premium is an annual Premium based on the Base Policy Specified Amount (i.e., the Policy without any Riders) and the Insured's age and underwriting class. A portion of each Premium payment is considered a contribution towards Target Premium until the total of such contributions in a policy year equals the Target Premium. The portion considered a contribution towards Target Premium is equal to the Premium payment multiplied by the ratio of the Base Policy Specified Amount to the Total Specified Amount. The portion of each premium payment that exceeds the Target Premium is Excess Premium.
In general, election of the Supplemental Insurance Rider decreases the policy’s Target Premium because of policy charge blending (an example of policy charge blending is provided in Appendix D: Examples of Policy Charge Blending). A lower Target Premium impacts the amount of Premium Load assessed because a lower Target Premium will result in a greater portion of Net Premium paid being considered Excess Premium. The Premium Load is generally less when assessed against Excess Premium than when assessed against Target Premium during the early years following policy issuance or after an increase in the Total Specified Amount.
The chart below shows the current Premium Loads on Target Premium and Excess Premium.
Premium Load Applicable To Policies Issued With
Applications Dated On Or After January 1, 2009
Policy Year	Premium Paid Up To Target Premium	Premium Paid In Excess of Target Premium
1	10%	4%
2	8%	3%
3	6%	2%
4	4%	2%
5+	2%	2%
VLOB-0374

Premium Load Applicable To Policies Issued On Or After January 1, 2006
With Applications Signed Before January 1, 2009
Premium Load for Policies with Less Than $500,000 in First Year Premium (per policy owner)	Policy Year	Premium Load for Policies with $500,000 or More in First Year Premium (per policy owner)
8.5% of Premium payments up to and including Target Premium PLUS 5% of Premium payments in excess of Target Premium	1	7% of Premium payments up to and including Target Premium PLUS 4% of Premium payments in excess of Target Premium
	2	6% of Premium payments up to and including Target Premium PLUS 3% of Premium payments in excess of Target Premium
	3	5% of Premium payments up to and including Target Premium PLUS 2% of Premium payments in excess of Target Premium
	4	4% of Premium payments up to and including Target Premium PLUS 2% of Premium payments in excess of Target Premium
	5	3% of Premium payments up to and including Target Premium PLUS 2% of Premium payments in excess of Target Premium
	6	2% of Premium payments
7
5.5% of Premium payments up to and including Target Premium PLUS 3.5% of Premium payments in excess of Target Premium	8
9
10
3.5% of Premium payments	11+
VLOB-0374

Premium Load Applicable To Policies Issued On Or After September 9, 2002
With Applications Signed Before January 1, 2006
Premium Load for Policies with Less Than $500,000 in First Year Premium (per policy owner)	Policy Year	Premium Load for Policies with $500,000 or More in First Year Premium (per policy owner)
9% of Premium payments up to and including Target Premium PLUS 7% of Premium payments in excess of Target Premium	1	9% of Premium payments for the Base Policy Specified Amount up to and including Target Premium
PLUS
6.5% of Premium payments for the Base Policy Specified Amount in excess of Target Premium
PLUS
[3.29% - (A x B)] of Premium payments for the Rider Specified Amount, where
A = 1.29% of the Premium payments allocable to the Rider Specified Amount; and
B = the ratio of the Rider Specified Amount to the Total Specified Amount
2
3
4
5
	6	3.5% of Premium payments
7
5.5% of Premium payments	8
9
10
3.5% of Premium payments	11+	2% of Premium payments
Premium Load Applicable To Policies Issued Prior To September 9, 2002
Policy Year	Premium Load for All Policies
1	9% of Premium payments for the Base Policy Specified Amount up to and including Target Premium
PLUS
6.5% of Premium payments for the Base Policy Specified Amount in excess of Target Premium
PLUS
6.5% of Premium payments for the Rider Specified Amount
2
3
4
5
6
7
8+	3.5% of Premium payments
VLOB-0374
3